Rule 497(d)

                                    FT 8950

             Target Focus 4 4Q '20 - Term 1/7/22 ("Focus 4 Trust")
                Target Global Dvd. Leaders 4Q '20 - Term 1/7/22
                       ("Global Dividend Leaders Trust")
               Target Triad 4Q '20 - Term 1/7/22 ("Triad Trust")


                          Supplement to the Prospectus

      Notwithstanding anything to the contrary in the Prospectus, in order to comply with Executive Order 13959 regarding securities investments that finance Communist Chinese Military Companies (the "Executive Order"), all shares of China Mobile Limited (ADR) (ticker: CHL), CNOOC Limited (ADR) (ticker: CEO) and China Unicom (Hong Kong) Limited (ADR) (ticker: CHU) have been removed from the both the Focus 4 Trust and the Triad Trust and all shares of CNOOC Limited (ADR) (ticker: CEO) have been removed from the Global Dividend Leaders Trust.

January 8, 2021